UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00058)

Exact name of registrant as specified in charter:	George Putnam Balanced Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2023

Date of reporting period:	August 1 , 2022 – July 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing®

Putnam INVESTMENTS

George Putnam Balanced Fund

Annual report
7 | 31 | 23

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PGEOX

George Putnam
Balanced
Fund

Annual report
7 | 31 | 23

Message from the Trustees

September 8, 2023

Dear Fellow Shareholder:

Stocks have generally advanced through much of 2023. Innovations in technology have attracted strong investor interest, helping that sector rebound and lead the market higher. More broadly, international markets are generally performing well, even though the reopening of China’s economy lacked the dynamism many had anticipated.

Bond markets have been more uneven, with some areas gaining and others down moderately. The U.S. Federal Reserve has continued to lift interest rates, but at a more gradual pace than in 2022. U.S. inflation has eased, while the country’s economic growth has remained positive. Against this backdrop, investors are weighing the impact of high borrowing costs, stress in the banking system, and a weaker housing market.

As active managers, your investment team continues to research attractive opportunities for your fund while monitoring risks. This report offers an update on their efforts.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg U.S. Aggregate Bond Index.

† The fund’s benchmarks, the George Putnam Blended Index and the S&P 500 Index, were introduced on 12/31/78 and 12/31/69, respectively, and its Lipper group, Balanced Funds, was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/23. See above and pages 8–11 for additional fund performance information. Index descriptions can be found on page 14.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 George Putnam Balanced Fund

Please describe investing conditions during the reporting period.

Financial markets faced macro-driven headwinds, including persistent inflation, central bank tightening, and recessionary fears. In March 2023, a banking crisis caused by the failure of three U.S. regional banks also weighed on investor sentiment. Swift action by policy-makers helped to limit contagion across the financial system.

As inflation declined, the U.S. Federal Reserve began to reduce the size and pace of its interest-rate hikes. Even with this moderation, the federal funds rate climbed to a 22-year-high of 5.25%–5.50% at period-end.

U.S. home prices, which enjoyed rapid appreciation during the pandemic, began to soften. Consumer spending weakened but remained positive. A strong labor market helped keep the U.S. economy in expansion, which boosted investors’ risk appetite. Positive corporate earnings and a rally in the technology sector drove gains in the broader stock market. The S&P 500 Index returned 13.02% for the 12-month reporting period.

George Putnam Balanced Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 7/31/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

This table shows the fund’s top 10 equity holdings by percentage of the fund’s net assets as of 7/31/23. Short-term investments and derivatives, if any, are excluded. Summary information may differ from the portfolio schedule included in the financial statements due the use of different classifications of securities for presentation purposes. Holdings may vary over time.

4 George Putnam Balanced Fund

High interest rates, banking turmoil, and tighter lending conditions weighed on the investment-grade [IG] bond market. The Bloomberg U.S. Aggregate Bond Index returned –3.37% for the 12-month reporting period. Credit spreads widened early in the period and began to tighten as investor sentiment improved. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury began the period at 2.98% and reached a high of 4.25% in October 2022 before ending the period at 3.97%.

How did the fund perform for the reporting period?

The fund returned 7.66%, outperforming the primary benchmark, the George Putnam Blended Index, which returned 6.57%. This custom, blended benchmark is 60% the S&P 500 Index and 40% the Bloomberg U.S. Aggregate Bond Index.

What were some stocks that contributed to fund performance during the reporting period?

NVIDIA, a U.S.-based technology company, was one of the stock portfolio’s top contributors. NVIDIA produces graphics processing units [GPUs] that are used for gaming and entertainment as well as for artificial intelligence [AI]. We believe NVIDIA will continue to benefit from growth in generative AI, which is advancing at a remarkable pace, in our view, and leverages massive computing power. As of today, NVIDIA is one of the only suppliers of the GPUs that are needed to run generative AI. NVIDIA is already generating $15 billion — about 50% of its total revenues — from AI-related demand, and we expect NVIDIA’s revenues from AI to grow.

PulteGroup, the third-largest home-construction company in the U.S., was another top performer in the stock portfolio. During the pandemic, many homeowners locked in ultra-low mortgage rates and saw their home prices appreciate. Over the period, affordability constraints and higher interest rates prevented many homeowners from selling their homes. This created a deficit of inventory in the U.S. residential housing market. Limited supply drove up demand for new home builders like PulteGroup, which benefited its stock.

What were some stocks that detracted from fund performance for the reporting period?

Adobe, a leader in digital document management solutions, was one of the top detractors in the fund’s stock portfolio. In September 2022, Adobe announced plans to acquire competitor Figma for $20 billion. Speculation about Adobe’s poor capital allocation and potential antitrust violations put downward pressure on its stock. Later in the period, Adobe launched a new AI product that helped boost its valuation. However, we believe the use of AI in general could reduce the competitiveness of Adobe’s existing product lines. We sold the stock during the period.

Bio-Rad Laboratories, a life science tools and diagnostics equipment provider, also dampened stock portfolio performance. Demand for Bio-Rad’s products soared during the pandemic. Post-pandemic, capital funding into the biotech sector declined, which weakened demand for Bio-Rad products. We continue to own Bio-Rad based on our view of its underlying strong fundamentals. We believe the company will recover from this cyclical slowdown.

How did the fund’s bond allocations perform during the period?

The fund’s bond allocation outperformed the Bloomberg U.S. Aggregate Bond Index by 120 basis points [bps] for the period. Exposure to U.S. IG corporate credit is the primary driver of relative performance in the bond portfolio,

George Putnam Balanced Fund 5

and it contributed positively during the period. Within corporates, the fund’s bond performance relative to the Bloomberg U.S. Aggregate Bond Index was led by our positioning in the financials sector. The bond portfolio was underweight relative to the Bloomberg U.S. Aggregate Bond Index in smaller regional banks and, to a lesser extent, in the technology and midstream energy sectors. U.S. IG corporate credit spreads, represented by the Bloomberg U.S. Corporate Bond Index, tightened 33 bps during the period. In addition, our tactical mortgage basis positioning [which seeks to capitalize on the difference between longer-term U.S. Treasury yields and the interest rates on 30-year home mortgages] boosted returns. We positioned the bond portfolio to take advantage of fluctuating mortgage rates as they tightened or widened relative to Treasuries over the reporting period.

What is your outlook for bond markets?

We believe the Fed is nearing the end of its monetary tightening cycle and will move cautiously in its efforts to tackle inflation. However, volatility may persist in bond markets, in our view. We expect high interest rates could weigh on corporate balance sheets, while financial markets digest the probability of a recession. Given these conditions, the fund’s fixed income positioning remains at the lower end of the risk spectrum, with lower spread duration across credit sectors.

We have a cautious view on the U.S. IG corporate credit bond market, although we continue to find pockets of idiosyncratic opportunities. Corporate fundamentals, in our view, have been resilient and remain at supportive levels. At the same time, we are mindful of the deterioration in interest coverage metrics, or the ability of a company to pay the interest on its outstanding debt, as the cost of debt trends higher. Market technicals [supply/demand metrics] also held up well. Year-to-date domestic inflows have been strong, and supply has been manageable. Valuations are trending toward the tighter end of the range, with IG spreads 18 bps lower year to date. While spreads are still well inside of recessionary levels, we are seeing more divergence across sectors, with banks underperforming after the sector’s turmoil early this year. Risks to our outlook include macroeconomic forces of high inflation, central bank tightening, slowing growth, and geopolitical impacts on supply chains.

Commercial real estate is facing meaningful headwinds and increased risks, in our view. We believe the risk of recession is rising as the Fed continues to combat inflation by increasing the cost of capital. Recent bank turmoil will likely result in a tighter lending channel and higher capital costs. We believe property types that can adjust rents, such as hotels and apartments, will hold their value. Property types with longer leases and greater exposure to rising capital costs or needs for capital investment will be more challenged, in our view. We believe investors have priced these risks into the commercial mortgage-backed securities market, which has experienced significant credit spread widening. The most attractive relative value opportunities will need detailed analysis and security selection.

The fund has maintained a tactical mortgage basis position. Uncertainty related to bank demand remains a focus. Despite the banking turmoil earlier this year, the FDIC’s sale of mortgage holdings has been robust, which has been encouraging. We remain tactical and will actively trade the basis as new information emerges and events occur.

What is your outlook for the economy and the fund?

Last year was very challenging for financial markets and all asset classes. While 2022 is behind us, we expect market volatility will continue until inflation is better understood and central banks become less hawkish.

On the positive side, commodity prices have moved off their highs, supply chains are easing, and inventories of goods are piling up. These conditions have helped to lower inflation, in

6 George Putnam Balanced Fund

our view. Still, we see an elevated probability of persistent inflation in the long run.

As we continue through 2023, we remain cautiously optimistic. Many sectors and industries that were devastated during the pandemic are now better positioned for growth, in our view. At the same time, we believe valuations appear rich, especially within corporate credit.

For the fund, we continue to use deep fundamental research to evaluate businesses in the context of macroeconomic challenges. We invest in companies that we believe can weather macro-driven risks. The fund’s portfolio represents our best ideas that we believe will outperform the primary benchmark over the long run.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund’s quarterly dividend rate for class A shares increased from $0.041 to $0.055 per share in November 2022 and by an additional $0.061 per share in May 2023. The increases were due to higher levels of income earned by the portfolio. Similar increases were made to the other share classes of the fund.

George Putnam Balanced Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2023, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors.

Annualized fund performance Total return for periods ended 7/31/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (11/5/37)
Before sales charge	8.61%	8.02%	7.89%	6.22%	7.66%
After sales charge	8.53	7.38	6.62	4.15	1.47
Class B (4/27/92)
Before CDSC	8.51	7.37	7.08	5.42	6.86
After CDSC	8.51	7.37	6.77	4.51	1.86
Class C (7/26/99)
Before CDSC	8.53	7.37	7.08	5.41	6.84
After CDSC	8.53	7.37	7.08	5.41	5.84
Class M (12/1/94)
Before sales charge	7.90	7.48	7.35	5.69	7.18
After sales charge	7.85	7.10	6.59	4.44	3.43
Class R (1/21/03)
Net asset value	8.34	7.75	7.61	5.95	7.40
Class R5 (12/2/13)
Net asset value	8.71	8.31	8.17	6.49	8.01
Class R6 (12/2/13)
Net asset value	8.72	8.40	8.25	6.56	8.03
Class Y (3/31/94)
Net asset value	8.70	8.29	8.16	6.49	7.98

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

8 George Putnam Balanced Fund

Comparative annualized index returns For periods ended 7/31/23

	Life of fund	10 years	5 years	3 years	1 year
George Putnam Blended
Index*	—†	8.50%	8.12%	6.49%	6.57%
Bloomberg U. S. Aggregate
Bond Index	—†	1.50	0.75	–4.46	–3.37
S&P 500 Index	—†	12.66	12.20	13.72	13.02
Lipper Balanced Funds
category median‡	—†	5.64	5.02	4.82	5.03

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg U.S. Aggregate Bond Index.

† The fund’s benchmarks, the George Putnam Blended Index and the S&P 500 Index, were introduced on 12/31/78 and 12/31/69, respectively, the Bloomberg U.S. Aggregate Bond Index was introduced on 12/31/75, and its Lipper group, Balanced Funds, was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

‡ Over the 1-year, 3-year, 5-year, and 10-year periods ended 7/31/23, there were 423, 393, 375, and 290 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $20,362 and $20,367, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $19,855. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $21,090, $22,220, $22,397, and $22,183, respectively.

George Putnam Balanced Fund 9

Fund price and distribution information For the 12-month period ended 7/31/23

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	4		3	4	4		4	4	4	4
Income	$0.212		$0.049	$0.060	$0.115		$0.156	$0.254	$0.281	$0.261
Capital gains
Long-term
gains	0.400		0.400	0.400	0.400		0.400	0.400	0.400	0.400
Short-term
gains	—		—	—	—		—	—	—	—
Total	$0.612		$0.449	$0.460	$0.515		$0.556	$0.654	$0.681	$0.661
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
7/31/22	$21.02	$22.30	$20.68	$20.75	$20.63	$21.38	$20.92	$21.31	$21.13	$21.12
7/31/23	21.95	23.29	21.60	21.66	21.54	22.32	21.85	22.29	22.07	22.07
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	1.11%	1.05%	0.35%	0.42%	0.69%	0.66%	0.90%	1.31%	1.41%	1.32%
Current
30-day
SEC yield[2]	N/A	1.58	0.95	0.94	N/A	1.14	1.43	1.93	2.00	1.92

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 George Putnam Balanced Fund

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 6/30/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (11/5/37)
Before sales charge	8.59%	8.17%	7.99%	6.94%	12.73%
After sales charge	8.52	7.53	6.72	4.85	6.25
Class B (4/27/92)
Before CDSC	8.49	7.52	7.19	6.15	11.86
After CDSC	8.49	7.52	6.88	5.26	6.86
Class C (7/26/99)
Before CDSC	8.52	7.52	7.18	6.16	11.88
After CDSC	8.52	7.52	7.18	6.16	10.88
Class M (12/1/94)
Before sales charge	7.88	7.63	7.46	6.41	12.21
After sales charge	7.84	7.25	6.70	5.16	8.28
Class R (1/21/03)
Net asset value	8.32	7.90	7.72	6.68	12.42
Class R5 (12/2/13)
Net asset value	8.69	8.46	8.28	7.23	13.03
Class R6 (12/2/13)
Net asset value	8.70	8.55	8.36	7.31	13.09
Class Y (3/31/94)
Net asset value	8.69	8.44	8.27	7.20	12.99

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

George Putnam Balanced Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 7/31/22	0.94%	1.69%	1.69%	1.44%	1.19%	0.71%	0.61%	0.69%
Annualized expense ratio
for the six-month period
ended 7/31/23*	0.95%	1.70%	1.70%	1.45%	1.20%	0.72%	0.62%	0.70%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/23 to 7/31/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.91	$8.77	$8.77	$7.49	$6.20	$3.72	$3.21	$3.62
Ending value (after expenses)	$1,084.80	$1,080.80	$1,080.90	$1,082.40	$1,083.40	$1,086.30	$1,086.70	$1,086.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

12 George Putnam Balanced Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/23, use the following calculation method. To find the value of your investment on 2/1/23, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.76	$8.50	$8.50	$7.25	$6.01	$3.61	$3.11	$3.51
Ending value (after expenses)	$1,020.08	$1,016.36	$1,016.36	$1,017.60	$1,018.84	$1,021.22	$1,021.72	$1,021.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

George Putnam Balanced Fund 13

Comparative index definitions

Bloomberg U.S. Corporate Bond Index measures the investment-grade, fixed rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500® Index and 40% of which is the Bloomberg U.S. Aggregate Bond Index.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

14 George Putnam Balanced Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of July 31, 2023, Putnam employees had approximately $504,000,000 and the Trustees had approximately $70,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in May 2023. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2022 through December 2022. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2022. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contracts

Consideration of your fund’s new and interim management and sub-management contracts

At their meeting on June 23, 2023, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”) approved, subject to approval by your fund’s shareholders, a new management contract with Putnam Investment Management (“Putnam Management”) and a new sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”) (collectively, the “New Management Contracts”). The Trustees considered the proposed New Management Contracts in connection with the planned acquisition of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) by a subsidiary of Franklin Resources, Inc. (“Franklin Templeton”). The Trustees considered that, on May 31, 2023, Franklin Templeton and Great-West Lifeco Inc., the parent company of Putnam Holdings, announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Trustees noted that Putnam Holdings was the parent company of Putnam Management and PIL. The Trustees were advised that the Transaction would result in a “change of control” of Putnam Management and PIL and would cause your fund’s current Management Contract with Putnam Management and Sub-Management Contract with PIL (collectively, the “Current Management Contracts”) to terminate in accordance with the 1940 Act. The Trustees considered that the New Management Contracts would take effect upon the closing of the Transaction, which was expected to occur in the fourth quarter of 2023.

In addition to the New Management Contracts, the Trustees also approved interim management and sub-management contracts with Putnam Management and PIL, respectively (the “Interim Management Contracts”), which would take effect in the event that for any reason shareholder approval of a New Management Contract was not received by the time of the Transaction closing. The Trustees considered that each Interim Management Contract that became effective would remain in effect until shareholders approved the proposed New Management Contract, or until 150 days elapse after the closing of the Transaction, whichever occurred first. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Management Contracts and the continuance of your fund’s Current Management Contracts also apply to the Trustees’ consideration of the Interim Management Contracts, supplemented by consideration of the terms, nature and reason for any Interim Management Contract.

The Independent Trustees met with their independent legal counsel, as defined in Rule 0 – 1(a)(6) under the 1940 Act (their “independent legal counsel”), and representatives of Putnam Management and its parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada and Franklin Templeton to further discuss the potential Transaction, including Franklin Templeton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts and other anticipated impacts of the Transaction on the funds and their shareholders, independent legal counsel for the Independent Trustees furnished an initial information request to Franklin Templeton (the “Initial Franklin Request”). At a special meeting of the full Board of Trustees held on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the Initial Franklin Request. At the

George Putnam Balanced Fund 17

meeting, representatives of Franklin Templeton discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20 and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement of the Transaction on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin Templeton. At the Board of Trustees’ regular in-person meeting held on June 22 – 23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the Current Management Contracts. They noted that the terms of the proposed New Management Contracts were substantially identical to the Current Management Contracts, except for certain changes designed largely to address differences among various of the existing contracts, which had been developed and implemented at different times in the past.

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including:1

(i) Franklin Templeton’s and Putnam Management’s belief that the Transaction would not adversely affect the funds or their shareholders and their belief that the Transaction was likely to result in certain benefits (described below) for the funds and their shareholders;

(ii) That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;

(iii) That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;

(iv) That, while Putnam Management’s organizational structure was not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment professionals in Franklin Templeton’s investment solutions group, with both Franklin Templeton

1All subsequent references to Putnam Management describing the Board of Trustees’ considerations should be deemed to include references to PIL as necessary or appropriate in the context.

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groups reporting to Franklin Templeton’s Head of Public Markets;

(v) Franklin Templeton’s expectation that there would not be any changes in the investment objectives, strategies or portfolio holdings of the funds as a result of the Transaction;

(vi) That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees or expense limitations, or current plans to make changes to the funds’ existing distribution arrangements;

(vii) Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there was not expected to be any diminution in the nature, quality and extent of services provided to the funds and their shareholders by Putnam Management and PIL, including compliance and other non-advisory services;

(viii) That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but would continue to evaluate how best to position the funds in the market;

(ix) The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:

a. That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;

b. That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and

c. Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;

(x) The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries;

(xi) Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve perceived operational efficiencies or improvements to the portfolio management process;

(xii) Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;

(xiii) That the current senior management teams at Putnam Management and Power Corporation of Canada had indicated their strong support of the Transaction and that Putnam Management had recommended that the Board of Trustees approve the New Management Contracts; and

(xiv) Putnam Management’s and Great-West Lifeco Inc.’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with the proxy solicitation in connection with seeking shareholder approval of the New Management Contracts.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions, as described below, in connection with their annual review of the funds’ Current Management Contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process.

Based upon the foregoing considerations, on June 23, 2023, the Board of Trustees, including all of the Independent Trustees, unanimously approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

George Putnam Balanced Fund 19

General conclusions — Current Management Contracts

The Board of Trustees oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract with respect to your fund between Putnam Management and PIL. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees did not attempt to evaluate PIL as a separate entity.) The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board of Trustees’ independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Board of Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s Current Management Contracts, effective July 1, 2023, and the approval of your fund’s New Management Contracts and Interim Management Contracts, as discussed above.

The Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam mutual funds and closed-end funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer funds (including the exchange-traded funds) or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. The Trustees also took into account their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023 of the Interim Management Contracts and the

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New Management Contracts, which had been proposed in light of the Transaction (which would cause the fund’s Current Management Contracts to terminate in accordance with applicable law or the terms of each contract).

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and any breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two mutual funds and each of the exchange-traded funds have implemented so-called “all-in” or unitary management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees, Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2022. These expense limitations were: (i) a contractual expense limitation applicable to specified mutual funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified mutual funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2022. Putnam Management and PSERV have agreed to maintain these expense limitations until at least November 30, 2024. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have the mutual fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve your fund’s New Management Contracts and Interim Management Contracts and the continuance of your fund’s Current Management Contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2022. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2022 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management,

George Putnam Balanced Fund 21

distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2022 for each of the applicable agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2022, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at

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the end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2022 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	1st
Five-year period	1st

For the five-year period ended December 31, 2022, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2022, there were 411, 379 and 359 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing.

Brokerage and soft-dollar allocations; distribution and investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

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Putnam Management may also receive benefits from payments made to Putnam Management’s affiliates by the mutual funds for distribution services and investor services. In conjunction with the review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the mutual funds to PSERV and PRM for such services were fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the mutual funds, and that they were of a quality at least equal to those provided by other providers.

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Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
George Putnam Balanced Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of George Putnam Balanced Fund (the “Fund”) as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statement of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 8, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

26 George Putnam Balanced Fund

The fund’s portfolio 7/31/23

COMMON STOCKS (61.9%)*	Shares	Value
Basic materials (1.9%)
Agnico-Eagle Mines, Ltd. (Canada)	52,745	$2,765,148
Avery Dennison Corp.	13,246	2,437,396
Corteva, Inc.	62,633	3,534,380
CRH PLC ADR (Ireland) S	68,193	4,112,038
DuPont de Nemours, Inc.	60,581	4,702,903
Eastman Chemical Co.	31,941	2,733,511
Glencore PLC (United Kingdom)	420,652	2,556,429
Linde PLC	2,928	1,143,882
PPG Industries, Inc.	23,549	3,388,701
Sherwin-Williams Co. (The)	19,521	5,397,557
		32,771,945
Capital goods (3.1%)
Berry Global Group, Inc.	30,815	2,020,540
Deere & Co.	5,259	2,259,266
Emerson Electric Co.	14,794	1,351,432
Honeywell International, Inc.	36,892	7,161,844
Howmet Aerospace, Inc.	53,772	2,749,900
Ingersoll Rand, Inc.	71,572	4,671,504
Johnson Controls International PLC	170,525	11,860,014
Northrop Grumman Corp.	17,312	7,703,840
Otis Worldwide Corp.	101,085	9,194,692
Raytheon Technologies Corp.	55,735	4,900,779
		53,873,811
Communication services (1.0%)
American Tower Corp. R	21,499	4,091,475
Charter Communications, Inc. Class A †	7,751	3,140,628
T-Mobile US, Inc. †	80,813	11,133,607
		18,365,710
Computers (3.4%)
Apple, Inc.	275,817	54,184,250
CDW Corp./DE	29,139	5,451,033
		59,635,283
Conglomerates (0.1%)
General Electric Co.	18,224	2,081,910
		2,081,910
Consumer cyclicals (10.4%)
4Front Ventures Corp. †	4,101,601	574,224
Amazon.com, Inc. †	269,972	36,089,857
Aramark S	55,738	2,250,143
BJ’s Wholesale Club Holdings, Inc. †	16,906	1,121,037
Booking Holdings, Inc. †	2,905	8,630,174
CarMax, Inc. †	36,494	3,014,769
General Motors Co.	41,179	1,580,038
Hertz Global Holdings, Inc. † S	175,780	2,961,893
Hilton Worldwide Holdings, Inc.	32,203	5,007,244
Home Depot, Inc. (The)	61,562	20,551,858
Levi Strauss & Co. Class A	64,960	978,947
Lululemon Athletica, Inc. (Canada) †	4,590	1,737,453

George Putnam Balanced Fund 27

COMMON STOCKS (61.9%)* cont.	Shares	Value
Consumer cyclicals cont.
Mastercard, Inc. Class A	52,269	$20,608,621
Netflix, Inc. †	17,836	7,829,469
Nike, Inc. Class B	42,312	4,670,822
O’Reilly Automotive, Inc. †	2,517	2,330,213
Penn Entertainment, Inc. †	50,984	1,340,369
PulteGroup, Inc.	129,730	10,947,915
S&P Global, Inc.	18,299	7,219,138
Target Corp.	43,999	6,004,544
Tesla, Inc. †	65,531	17,524,955
TJX Cos., Inc. (The)	25,632	2,217,937
United Rentals, Inc.	13,667	6,350,782
Walmart, Inc.	73,200	11,701,752
Warby Parker, Inc. Class A † S	29,717	443,972
		183,688,126
Consumer staples (3.8%)
Altria Group, Inc.	21,583	980,300
Chipotle Mexican Grill, Inc. †	2,630	5,160,796
Coca-Cola Co. (The)	176,908	10,955,912
Constellation Brands, Inc. Class A	4,481	1,222,417
Costco Wholesale Corp.	11,443	6,415,747
General Mills, Inc.	44,983	3,362,029
Kenvue, Inc. † S	52,011	1,231,620
PepsiCo, Inc.	88,398	16,571,089
Procter & Gamble Co. (The)	122,894	19,208,332
Sea, Ltd. ADR (Singapore) †	24,836	1,652,091
		66,760,333
Electronics (4.8%)
Advanced Micro Devices, Inc. †	103,488	11,839,027
Broadcom, Inc.	19,305	17,348,438
NVIDIA Corp.	73,603	34,393,946
Qualcomm, Inc.	118,785	15,699,813
Vontier Corp.	155,119	4,797,831
		84,079,055
Energy (3.1%)
BP PLC (United Kingdom)	725,794	4,498,891
Cenovus Energy, Inc. (Canada)	614,800	11,693,159
ConocoPhillips	63,680	7,496,410
Diamond Offshore Drilling, Inc. †	165,505	2,619,944
Exxon Mobil Corp.	208,161	22,323,186
Shell PLC (London Exchange) (United Kingdom)	183,417	5,569,283
		54,200,873
Financials (6.5%)
AIA Group, Ltd. (Hong Kong)	480,400	4,800,621
Apollo Global Management, Inc.	116,685	9,534,331
Assured Guaranty, Ltd.	196,976	11,775,225
AXA SA (France)	163,682	5,033,717
Bank of America Corp.	257,545	8,241,440
Capital One Financial Corp.	24,647	2,884,192
Charles Schwab Corp. (The)	147,434	9,745,387

28 George Putnam Balanced Fund

COMMON STOCKS (61.9%)* cont.	Shares	Value
Financials cont.
Citigroup, Inc.	287,058	$13,681,184
Gaming and Leisure Properties, Inc. R	125,095	5,937,009
Goldman Sachs Group, Inc. (The)	37,893	13,484,982
KKR & Co., Inc.	138,081	8,199,250
Prudential PLC (United Kingdom)	468,268	6,505,300
Quilter PLC (United Kingdom)	1,768,808	1,772,869
Visa, Inc. Class A S	40,663	9,666,815
Vornado Realty Trust R	119,568	2,687,889
		113,950,211
Health care (8.5%)
Abbott Laboratories	26,501	2,950,356
AbbVie, Inc.	61,253	9,162,224
Alkermes PLC †	91,210	2,670,629
Ascendis Pharma A/S ADR (Denmark) † S	52,996	4,777,589
Becton, Dickinson and Co.	16,437	4,579,677
Bio-Rad Laboratories, Inc. Class A †	6,629	2,687,131
Biogen, Inc. †	10,768	2,909,406
Boston Scientific Corp. †	112,145	5,814,718
Cigna Corp.	38,654	11,406,795
Danaher Corp.	21,917	5,590,150
Dexcom, Inc. †	25,871	3,222,492
Elevance Health, Inc.	3,284	1,548,833
Eli Lilly and Co.	26,071	11,850,573
Humana, Inc.	7,215	3,296,028
ICON PLC (Ireland) †	1,474	370,578
IDEXX Laboratories, Inc. †	3,556	1,972,620
Innoviva, Inc. †	334,480	4,532,204
Intuitive Surgical, Inc. †	17,296	5,610,822
Johnson & Johnson	59,529	9,972,893
McKesson Corp.	19,989	8,043,574
Medtronic PLC	13,201	1,158,520
Merck & Co., Inc.	82,407	8,788,707
Regeneron Pharmaceuticals, Inc. †	3,705	2,748,777
Stryker Corp.	9,827	2,785,070
TerrAscend Corp. (Canada) †	266,616	378,595
Thermo Fisher Scientific, Inc.	15,093	8,280,925
UnitedHealth Group, Inc.	39,432	19,967,182
Zoetis, Inc.	11,218	2,109,994
		149,187,062
Software (7.0%)
Intuit, Inc.	22,449	11,487,153
Microsoft Corp.	242,984	81,623,185
Oracle Corp.	248,603	29,143,730
		122,254,068
Technology services (5.1%)
Alphabet, Inc. Class A †	327,482	43,463,411
Meta Platforms, Inc. Class A †	87,640	27,922,104
Salesforce, Inc. †	80,120	18,027,801
		89,413,316

George Putnam Balanced Fund 29

COMMON STOCKS (61.9%)* cont.	Shares	Value
Transportation (1.3%)
Canadian Pacific Kansas City, Ltd. (Canada) S	49,127	$4,042,661
FedEx Corp.	24,659	6,656,697
Southwest Airlines Co.	101,506	3,467,445
Union Pacific Corp.	39,997	9,280,104
		23,446,907
Utilities and power (1.9%)
Ameren Corp.	35,166	3,012,671
Exelon Corp.	149,324	6,250,703
NextEra Energy, Inc.	78,383	5,745,474
NRG Energy, Inc.	397,711	15,109,041
PG&E Corp. †	178,351	3,140,761
Vistra Corp.	26,512	743,927
		34,002,577
Total common stocks (cost $727,849,925)		$1,087,711,187

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (7.1%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.9%)
Government National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 2/20/49 to 10/20/49	$1,249,625	$1,237,063
4.50%, with due dates from 3/20/49 to 10/20/49	360,975	349,223
4.00%, 4/15/43	1,768,625	1,685,663
3.50%, with due dates from 11/15/47 to 4/20/51	9,844,522	9,094,505
3.00%, with due dates from 7/20/46 to 11/20/46	21,807,673	19,671,403
2.00%, 1/20/51	1,692,812	1,382,431
		33,420,288
U.S. Government Agency Mortgage Obligations (5.2%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.00%, 3/1/35	521	531
4.50%, with due dates from 8/1/52 to 2/1/53	2,292,443	2,196,559
4.00%, with due dates from 7/1/42 to 7/1/49	2,536,274	2,414,270
3.50%, with due dates from 12/1/42 to 8/1/52	821,795	751,324
3.00%, with due dates from 3/1/43 to 2/1/47	1,019,129	909,058
2.50%, with due dates from 7/1/50 to 2/1/51	1,375,194	1,174,851
Federal National Mortgage Association Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	634,517	641,339
5.00%, with due dates from 8/1/33 to 10/1/52	1,101,340	1,082,439
4.50%, with due dates from 5/1/48 to 1/1/53	2,238,046	2,169,807
4.00%, with due dates from 9/1/45 to 4/1/49	1,964,037	1,866,722
3.50%, 5/1/56	818,420	745,757
3.50%, with due dates from 5/1/43 to 6/1/52	5,364,290	4,928,398
3.00%, with due dates from 2/1/43 to 8/1/51	22,457,435	19,955,446
3.00%, 12/1/30	773,790	739,915
2.50%, with due dates from 7/1/50 to 7/1/51	41,570,895	35,152,891
2.50%, 2/1/36	1,772,498	1,619,919
2.00%, 10/1/50	9,487,591	7,726,621
2.00%, with due dates from 10/1/27 to 8/1/28	2,041,381	1,905,718

30 George Putnam Balanced Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (7.1%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations cont.
Uniform Mortgage-Backed Securities
4.00%, TBA, 8/1/53	$3,000,000	$2,802,070
3.50%, TBA, 8/1/53	1,000,000	906,484
3.00%, TBA, 8/1/53	1,000,000	875,625
		90,565,744
Total U.S. government and agency mortgage obligations (cost $138,316,943)		$123,986,032

U.S. TREASURY OBLIGATIONS (14.5%)*	Principal amount	Value
U.S. Treasury Bonds
3.00%, 2/15/49	$19,930,000	$16,388,532
3.00%, 2/15/47	18,620,000	15,251,031
2.75%, 8/15/42 # ∆	31,400,000	25,306,092
1.875%, 2/15/51	12,090,000	7,764,519
1.25%, 5/15/50	5,480,000	2,987,456
U.S. Treasury Notes
4.125%, 11/15/32	9,300,000	9,407,531
2.75%, 8/15/32	15,910,000	14,443,918
2.75%, 2/15/28	6,260,000	5,877,553
2.25%, 11/15/27	7,140,000	6,572,549
1.75%, 12/31/24	11,900,000	11,340,793
1.625%, 5/15/31	18,490,000	15,608,882
1.625%, 9/30/26	23,100,000	21,184,324
1.625%, 5/15/26	13,900,000	12,841,754
1.625%, 2/15/26	26,380,000	24,465,142
1.50%, 2/15/30	18,070,000	15,412,440
1.375%, 11/15/31	8,390,000	6,864,724
1.125%, 2/28/25	31,830,000	29,913,983
0.25%, 7/31/25	15,000,000	13,688,672
Total U.S. treasury obligations (cost $287,827,138)		$255,319,895

CORPORATE BONDS AND NOTES (13.5%)*	Principal amount	Value
Basic materials (1.0%)
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32	$985,000	$941,848
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	1,480,000	1,490,583
Celanese US Holdings, LLC company guaranty sr. unsec. notes 3.50%, 5/8/24 (Germany)	289,000	283,173
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	750,000	656,095
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	1,539,000	1,332,218
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	76,000	73,558
FMC Corp. sr. unsec. unsub. notes 5.65%, 5/18/33	990,000	955,206
Georgia-Pacific, LLC 144A sr. unsec. sub. notes 2.10%, 4/30/27	1,525,000	1,387,940
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 4.125%, 3/12/24	344,000	339,488

George Putnam Balanced Fund 31

CORPORATE BONDS AND NOTES (13.5%)* cont.	Principal amount	Value
Basic materials cont.
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	$1,998,000	$1,636,865
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	1,600,000	1,485,656
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	625,000	589,156
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50	204,000	135,291
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	356,000	283,608
Nutrien, Ltd. sr. unsec. notes 4.00%, 12/15/26 (Canada)	1,170,000	1,124,693
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	801,000	758,263
Westlake Corp. sr. unsec. bonds 3.125%, 8/15/51	1,857,000	1,163,539
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41	928,000	614,321
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	1,040,000	1,189,301
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31	187,000	211,987
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	156,000	176,043
		16,828,832
Capital goods (0.6%)
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26	63,000	60,922
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	1,045,000	906,906
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	1,167,000	1,058,080
Boeing Co. (The) sr. unsec. notes 2.196%, 2/4/26	1,405,000	1,296,629
Boeing Co. (The) sr. unsec. unsub. bonds 3.375%, 6/15/46	310,000	217,632
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	1,848,000	1,764,616
L3Harris Technologies, Inc. sr. unsec. unsub. bonds 5.40%, 7/31/33	755,000	760,217
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,619,000	1,513,518
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	164,000	143,914
Raytheon Technologies Corp. sr. unsec. notes 5.15%, 2/27/33	380,000	380,241
Waste Connections, Inc. sr. unsec. bonds 4.20%, 1/15/33	325,000	303,888
Waste Connections, Inc. sr. unsec. notes 4.25%, 12/1/28	1,318,000	1,272,499
Waste Management, Inc. company guaranty sr. unsec. notes 4.875%, 2/15/29	880,000	876,676
		10,555,738
Communication services (1.2%)
American Tower Corp. sr. unsec. notes 3.125%, 1/15/27 R	1,710,000	1,578,654
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	921,000	792,785
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	686,000	628,064
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27	1,227,000	1,099,024
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55	62,000	41,722
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	1,634,000	1,262,628
AT&T, Inc. sr. unsec. unsub. bonds 2.25%, 2/1/32	1,107,000	869,427
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	106,000	90,306
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29	274,000	227,258
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	1,055,000	984,487

32 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (13.5%)* cont.	Principal amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	$65,000	$41,252
Comcast Corp. company guaranty sr. unsec. notes 3.45%, 2/1/50	1,618,000	1,212,849
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	921,000	753,080
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	289,000	266,096
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	637,000	591,993
Crown Castle, Inc. sr. unsec. bonds 3.80%, 2/15/28 R	458,000	427,988
Crown Castle, Inc. sr. unsec. bonds 3.65%, 9/1/27 R	549,000	513,789
Crown Castle, Inc. sr. unsec. notes 4.75%, 5/15/47 R	185,000	155,873
Crown Castle, Inc. sr. unsec. sub. bonds 3.30%, 7/1/30 R	890,000	783,010
Crown Castle, Inc. sr. unsec. sub. bonds 2.25%, 1/15/31 R	1,275,000	1,036,738
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	1,483,000	1,306,930
Rogers Communications, Inc. company guaranty sr. unsec. bonds 8.75%, 5/1/32 (Canada)	95,000	108,505
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	506,000	536,385
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	48,000	44,100
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	1,762,000	1,671,874
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 5.75%, 1/15/54	35,000	35,746
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 5.05%, 7/15/33	660,000	645,704
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	960,000	680,253
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	480,000	398,437
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	1,904,000	1,828,691
Verizon Communications, Inc. sr. unsec. unsub. notes 2.355%, 3/15/32	700,000	558,966
		21,172,614
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN (ICE LIBOR USD 3 Month + 3.33%), 8.882%, perpetual maturity	418,000	419,034
		419,034
Consumer cyclicals (1.0%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	995,000	926,594
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	919,000	786,723
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	654,000	617,009
Amazon.com, Inc. sr. unsec. unsub. bonds 2.70%, 6/3/60	1,542,000	974,789
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31	579,000	483,781
Autonation, Inc. company guaranty sr. unsec. notes 4.50%, 10/1/25	137,000	132,570
Autonation, Inc. company guaranty sr. unsec. unsub. notes 3.80%, 11/15/27	380,000	350,562
BMW US Capital, LLC 144A company guaranty sr. unsec. notes 3.45%, 4/1/27	630,000	599,547
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	1,255,000	1,230,293

George Putnam Balanced Fund 33

CORPORATE BONDS AND NOTES (13.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Discovery Communications, LLC company guaranty sr. unsec. unsub. notes 3.625%, 5/15/30	$27,000	$23,788
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	609,000	530,867
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	141,000	124,255
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	1,668,000	1,604,009
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	1,449,000	1,411,235
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	1,660,000	1,625,835
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	648,000	648,930
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	416,000	399,353
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29	360,000	321,948
Paramount Global sr. unsec. unsub. notes 4.00%, 1/15/26	198,000	189,946
Paramount Global sr. unsec. unsub. notes 2.90%, 1/15/27	457,000	409,361
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	1,550,000	1,357,505
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	423,000	332,798
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27	800,000	702,806
ViacomCBS, Inc. sr. unsec. notes 4.20%, 5/19/32	8,000	6,656
Walt Disney Co. (The) company guaranty sr. unsec. bonds 4.75%, 9/15/44	30,000	28,016
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 3.755%, 3/15/27	2,386,000	2,233,367
		18,052,543
Consumer staples (0.6%)
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	660,000	521,034
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,155,000	1,090,725
Ashtead Capital, Inc. 144A notes 4.00%, 5/1/28	1,190,000	1,106,217
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	1,434,000	1,642,273
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	566,000	566,186
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85%, 11/15/24	875,000	855,073
Haleon US Capital, LLC company guaranty sr. unsec. unsub. notes 3.375%, 3/24/27	740,000	696,433
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 144A company guaranty sr. unsec. notes 5.75%, 4/1/33	325,000	312,331
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 144A company guaranty sr. unsec. notes 3.00%, 2/2/29	1,090,000	934,640
Kenvue, Inc. 144A company guaranty sr. unsec. notes 4.90%, 3/22/33	1,662,000	1,673,077
Kenvue, Inc. 144A company guaranty sr. unsec. unsub. bonds 5.05%, 3/22/53	300,000	301,597
Kenvue, Inc. 144A company guaranty sr. unsec. unsub. notes 5.05%, 3/22/28	253,000	255,206

34 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (13.5%)* cont.	Principal amount	Value
Consumer staples cont.
Keurig Dr Pepper, Inc. company guaranty sr. unsec. bonds 3.20%, 5/1/30	$187,000	$166,816
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 2.55%, 9/15/26	810,000	747,563
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 3.875%, 5/15/27	215,000	206,138
		11,075,309
Energy (0.6%)
BP Capital Markets America, Inc. company guaranty sr. unsec. notes 3.119%, 5/4/26	770,000	733,657
BP Capital Markets America, Inc. company guaranty sr. unsec. unsub. notes 3.937%, 9/21/28	690,000	660,668
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.875%, 3/31/25	463,000	462,908
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	808,000	799,558
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	522,000	434,376
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	780,000	735,689
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	890,000	855,513
Occidental Petroleum Corp. sr. unsec. sub. notes 7.50%, 5/1/31	545,000	598,410
ONEOK, Inc. company guaranty sr. unsec. unsub. notes 6.10%, 11/15/32	1,015,000	1,036,582
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.25%, 7/15/33	215,000	217,085
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/28	278,000	276,230
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/25	217,000	216,543
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	175,000	166,457
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	878,000	869,601
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 4.875%, 2/1/31	835,000	775,462
		8,838,739
Financials (4.9%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	2,190,000	1,796,927
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. notes 4.50%, 9/15/23 (Ireland)	182,000	181,611
Air Lease Corp. sr. unsec. notes Ser. MTN, 3.00%, 2/1/30	1,625,000	1,372,915
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	328,000	311,058
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	928,000	812,153
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	725,000	769,224
American Express Co. sr. unsec. unsub. notes 3.375%, 5/3/24	1,450,000	1,425,033
Aon PLC company guaranty sr. unsec. unsub. notes 4.25%, 12/12/42	1,265,000	1,004,354
Ares Capital Corp. sr. unsec. sub. notes 7.00%, 1/15/27	325,000	326,092
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	1,555,000	1,452,354
Australia and New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	920,000	703,551

George Putnam Balanced Fund 35

CORPORATE BONDS AND NOTES (13.5%)* cont.	Principal amount	Value
Financials cont.
Australia and New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	$200,000	$199,324
Banco Santander SA sr. unsec. unsub. FRN 1.722%, 9/14/27 (Spain)	3,800,000	3,336,098
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	1,200,000	1,172,805
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	314,000	311,476
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.551%, 2/4/28	655,000	593,412
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	3,450,000	2,973,965
Bank of America Corp. unsec. sub. FRN (ICE LIBOR USD 3 Month + 0.76%), 6.312%, 9/15/26	275,000	271,081
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	600,000	631,757
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	390,000	345,811
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	5,000	3,434
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	808,000	735,367
BNP Paribas SA 144A jr. unsec. sub. FRN 4.625%, perpetual maturity (France)	305,000	233,242
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	695,000	539,029
BPCE SA 144A unsec. sub. FRB 3.648%, 1/14/37 (France)	482,000	385,172
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	810,000	796,935
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,060,000	1,022,497
Capital One Financial Corp. sr. unsec. unsub. notes 3.75%, 3/9/27	1,146,000	1,072,068
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	227,000	218,544
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	1,055,000	918,272
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	10,000	9,334
Citigroup, Inc. sr. unsec. FRN 5.61%, 9/29/26	1,755,000	1,751,280
Citigroup, Inc. sub. unsec. bonds 6.174%, 5/25/34	303,000	307,794
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	1,540,000	1,324,389
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	3,039,000	2,923,193
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	241,000	236,546
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	535,000	421,862
Cooperatieve Rabobank UA 144A sr. unsec. FRN 1.98%, 12/15/27 (Netherlands)	285,000	250,981
Corebridge Financial, Inc. sr. unsec. notes 3.85%, 4/5/29	765,000	701,280
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	340,000	306,557
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	443,000	404,849
Credit Suisse Group AG 144A sr. unsec. FRB 9.016%, 11/15/33 (Switzerland)	1,090,000	1,325,867
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	320,000	296,778
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 2.311%, 11/16/27 (Germany)	1,035,000	909,239
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 2.222%, 9/18/24 (Germany)	1,315,000	1,305,920
Deutsche Bank AG/New York, NY unsec. sub. FRB 3.729%, 1/14/32 (Germany)	1,730,000	1,349,299

36 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (13.5%)* cont.	Principal amount	Value
Financials cont.
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	$1,225,000	$1,190,479
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	330,000	324,647
Fidelity National Financial, Inc. sr. unsec. bonds 3.20%, 9/17/51	573,000	341,800
Fifth Third Bancorp sr. unsec. unsub. FRN 6.339%, 7/27/29	795,000	809,464
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	1,259,000	1,259,349
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	425,000	421,379
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	287,000	273,124
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	175,000	170,442
General Motors Financial Co., Inc. sr. unsec. notes 6.40%, 1/9/33	800,000	822,946
General Motors Financial Co., Inc. sr. unsec. notes 1.25%, 1/8/26	252,000	227,092
General Motors Financial Co., Inc. sr. unsec. sub. notes 1.50%, 6/10/26	390,000	347,555
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. bonds 3.25%, 1/15/32 R	505,000	412,282
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	207,000	168,814
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	804,000	762,451
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	3,535,000	3,006,664
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 5.70%, 11/1/24	1,470,000	1,468,196
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	963,000	678,653
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	482,000	370,759
Intercontinental Exchange, Inc. sr. unsec. notes 4.35%, 6/15/29	522,000	507,391
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	1,710,000	1,316,874
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	195,000	193,946
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	1,113,000	1,051,785
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (ICE LIBOR USD 3 Month + 1.00%), 6.321%, 5/15/47	664,000	557,184
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	195,000	175,091
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,710,000	1,406,892
JPMorgan Chase & Co. sr. unsec. unsub. FRN 3.782%, 2/1/28	2,088,000	1,979,127
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec. bonds 3.75%, 7/1/29	105,000	95,517
Lloyds Banking Group PLC unsec. sub. FRB 3.369%, 12/14/46 (United Kingdom)	735,000	494,850
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	315,000	303,657
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	1,422,000	1,388,881
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds 3.729%, 10/15/70	1,457,000	977,247
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	2,564,000	2,682,011
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	3,409,000	3,294,155
Nasdaq, Inc. sr. unsec. bonds 5.95%, 8/15/53	208,000	212,214
Nasdaq, Inc. sr. unsec. sub. bonds 5.55%, 2/15/34	187,000	188,681

George Putnam Balanced Fund 37

CORPORATE BONDS AND NOTES (13.5%)* cont.	Principal amount	Value
Financials cont.
NatWest Group PLC sr. unsec. unsub. FRN 5.847%, 3/2/27 (United Kingdom)	$790,000	$784,546
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	2,855,000	2,614,322
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	467,000	396,208
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	194,000	175,293
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 5.20%, 8/1/28 (Canada)	1,950,000	1,946,995
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	322,000	315,984
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	1,180,000	941,168
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds 4.436%, 4/2/24 (Japan)	412,000	407,003
Teachers Insurance & Annuity Association of America 144A unsec. sub. notes 6.85%, 12/16/39	263,000	291,732
Toronto-Dominion Bank (The) sr. unsec. notes 4.108%, 6/8/27 (Canada)	734,000	705,159
UBS AG unsec. sub. notes 5.125%, 5/15/24 (Switzerland)	2,640,000	2,605,073
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	1,815,000	1,366,438
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	760,000	724,487
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	285,000	263,111
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	610,000	548,512
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38	1,095,000	1,193,944
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	670,000	553,452
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	597,000	396,658
		85,852,413
Health care (1.1%)
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	710,000	625,860
Amgen, Inc. sr. unsec. unsub. bonds 5.75%, 3/2/63	755,000	758,927
Amgen, Inc. sr. unsec. unsub. bonds 5.65%, 3/2/53	358,000	358,599
Amgen, Inc. sr. unsec. unsub. notes 5.25%, 3/2/30	726,000	727,410
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	273,000	253,774
Becton, Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	820,000	715,943
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	433,150	451,121
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	482,517	447,680
DH Europe Finance II SARL company guaranty sr. unsec. notes 2.60%, 11/15/29 (Luxembourg)	600,000	531,587
Eli Lilly and Co. sr. unsec. unsub. bonds 4.875%, 2/27/53	445,000	450,143
GE Healthcare Holding, LLC company guaranty sr. unsec. notes 5.65%, 11/15/27	675,000	688,166
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	143,000	141,710
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	458,000	456,751
HCA, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 2/1/25	475,000	472,184
HCA, Inc. 144A company guaranty sr. unsec. sub. notes 3.625%, 3/15/32	275,000	238,968

38 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (13.5%)* cont.	Principal amount	Value
Health care cont.
Humana, Inc. sr. unsec. unsub. bonds 5.50%, 3/15/53	$235,000	$232,369
Humana, Inc. sr. unsec. unsub. notes 5.75%, 3/1/28	1,025,000	1,046,229
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 5.30%, 5/19/53 (Singapore)	703,000	722,358
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.75%, 5/19/33 (Singapore)	687,000	682,458
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.45%, 5/19/28 (Singapore)	985,000	968,373
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	185,000	175,288
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	165,000	137,575
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	1,335,000	1,138,088
Thermo Fisher Scientific, Inc. sr. unsec. notes 4.80%, 11/21/27	1,650,000	1,661,226
UnitedHealth Group, Inc. sr. unsec. notes 2.95%, 10/15/27	1,450,000	1,348,554
UnitedHealth Group, Inc. sr. unsec. unsub. notes 5.25%, 2/15/28	1,855,000	1,897,875
Viatris, Inc. company guaranty sr. unsec. notes 2.30%, 6/22/27	565,000	496,825
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	1,210,000	1,162,858
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	306,000	254,371
		19,243,270
Technology (1.1%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	1,200,000	725,864
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	748,000	692,856
Apple, Inc. sr. unsec. bonds 4.85%, 5/10/53	1,124,000	1,144,740
Apple, Inc. sr. unsec. notes 4.30%, 5/10/33	936,000	930,939
Apple, Inc. sr. unsec. notes 1.65%, 5/11/30	15,000	12,587
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	342,000	321,928
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	486,000	431,684
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	1,119,000	1,028,762
Broadcom, Inc. 144A sr. unsec. bonds 4.926%, 5/15/37	1,515,000	1,376,578
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36	676,000	511,153
Dell International, LLC/EMC Corp. company guaranty sr. bonds 8.35%, 7/15/46	67,000	84,044
Fidelity National Information Services, Inc. sr. unsec. bonds 3.10%, 3/1/41	319,000	227,211
Fidelity National Information Services, Inc. sr. unsec. notes 2.25%, 3/1/31	163,000	133,038
Fidelity National Information Services, Inc. sr. unsec. unsub. notes 5.10%, 7/15/32	271,000	268,720
Meta Platforms, Inc. sr. unsec. bonds 5.60%, 5/15/53	1,476,000	1,519,818
Meta Platforms, Inc. sr. unsec. notes 4.95%, 5/15/33	531,000	534,716
Meta Platforms, Inc. sr. unsec. unsub. bonds 4.45%, 8/15/52	856,000	746,782
Meta Platforms, Inc. sr. unsec. unsub. notes 3.50%, 8/15/27	474,000	452,776
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	1,150,000	840,130
MSCI, Inc. 144A company guaranty sr. unsec. notes 3.625%, 9/1/30	328,000	287,273
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	435,000	326,602
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	1,750,000	1,349,456
Oracle Corp. sr. unsec. notes 1.65%, 3/25/26	1,385,000	1,263,725
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	553,000	369,361
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	1,462,000	1,009,831

George Putnam Balanced Fund 39

CORPORATE BONDS AND NOTES (13.5%)* cont.	Principal amount	Value
Technology cont.
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	$1,310,000	$1,106,399
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	1,520,000	1,205,515
		18,902,488
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	595,000	550,224
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	2,165,000	2,052,269
		2,602,493
Utilities and power (1.3%)
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	1,045,000	851,919
American Electric Power Co., Inc. sr. unsec. unsub. bonds 5.625%, 3/1/33	330,000	335,290
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	528,000	506,364
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	385,000	319,524
Appalachian Power Co. sr. unsec. unsub. notes Ser. L, 5.80%, 10/1/35	560,000	560,007
Boardwalk Pipelines LP company guaranty sr. unsec. notes 3.60%, 9/1/32	264,000	225,141
Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	610,000	635,700
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	255,000	215,664
Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	520,000	445,375
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	280,000	263,123
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub. notes 8.375%, 6/15/32	490,000	561,316
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	416,000	402,566
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	2,076,000	1,645,230
Energy Transfer LP sr. unsec. unsub. notes 7.60%, 2/1/24	470,000	471,686
Energy Transfer LP sr. unsec. unsub. notes 6.50%, 2/1/42	137,000	139,364
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	1,704,000	1,494,170
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	560,000	470,291
Eversource Energy sr. unsec. unsub. notes 5.45%, 3/1/28	465,000	471,624
Eversource Energy sr. unsec. unsub. notes 5.125%, 5/15/33	1,095,000	1,079,460
Georgia Power Co. sr. unsec. unsub. notes 4.95%, 5/17/33	920,000	906,471
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	813,000	740,871
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	340,000	331,126
Kinder Morgan Energy Partners LP company guaranty sr. unsec. notes 5.40%, 9/1/44	199,000	177,292
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. bonds 5.20%, 6/1/33	215,000	209,965
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 6.051%, 3/1/25	865,000	871,273
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	620,000	604,949
NRG Energy, Inc. 144A sr. notes 2.45%, 12/2/27	900,000	763,885

40 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (13.5%)* cont.	Principal amount	Value
Utilities and power cont.
Oncor Electric Delivery Co., LLC sr. notes 5.75%, 3/15/29	$445,000	$461,009
Oncor Electric Delivery Co., LLC 144A sr. bonds 4.95%, 9/15/52	875,000	836,857
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	235,000	202,591
Pacific Gas and Electric Co. sr. bonds 5.90%, 6/15/32	536,000	519,633
Pacific Gas and Electric Co. sr. bonds 4.95%, 7/1/50	565,000	451,841
Pacific Gas and Electric Co. sr. notes 3.30%, 12/1/27	1,050,000	934,500
PacifiCorp sr. bonds 2.70%, 9/15/30	656,000	550,383
Puget Sound Energy, Inc. sr. bonds 5.448%, 6/1/53	570,000	577,261
Sempra Energy sr. unsec. unsub. bonds 5.50%, 8/1/33	630,000	629,851
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	442,000	394,105
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	523,000	508,274
WEC Energy Group, Inc. jr. unsec. sub. FRN Ser. A, (ICE LIBOR USD 3 Month + 2.11%), 7.433%, 5/15/67	1,945,000	1,668,810
		23,434,761
Total corporate bonds and notes (cost $260,541,609)		$236,978,234

MORTGAGE-BACKED SECURITIES (0.7%)*	Principal amount	Value
Benchmark Mortgage Trust Ser. 19-B12, Class A5, 3.116%, 8/15/52	$261,000	$229,438
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	508,000	445,319
Ser. 18-B2, Class A4, 4.009%, 3/10/51	1,749,000	1,614,779
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.30%, 12/10/44 W	241,000	204,850
FRB Ser. 14-CR18, Class C, 4.735%, 7/15/47 W	2,392,000	2,270,606
CSAIL Commercial Mortgage Trust Ser. 19-C17, Class AS, 3.278%, 9/15/52	1,066,000	893,625
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.70%), 6.85%, 11/25/28 (Bermuda)	261,538	267,335
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (US 30 Day Average SOFR + 6.75%), 11.933%, 8/25/28	210,855	226,395
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (US 30 Day Average SOFR + 1.25%), 6.433%, 7/25/29	34,551	34,558
REMICs Ser. 01-79, Class BI, IO, 0.238%, 3/25/45 W	239,525	599
FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%, 11/10/23 (In default) †	194,241	19
JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 12-C6, Class D, 4.964%, 5/15/45 W	616,602	565,609
Morgan Stanley Bank of America Merrill Lynch Trust Ser. 16-C28, Class A4, 3.544%, 1/15/49	3,360,000	3,132,405
Morgan Stanley Capital I Trust Ser. 18-L1, Class A4, 4.407%, 10/15/51 W	2,264,000	2,141,401
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D, 5.164%, 3/15/45 W	474,857	437,133
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	2,032,334	20
Total mortgage-backed securities (cost $15,147,923)		$12,464,091

George Putnam Balanced Fund 41

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$215,000	$258,485
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds), 6.718%, 1/1/49	350,000	428,206
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	275,000	268,398
Total municipal bonds and notes (cost $841,008)		$955,089

PURCHASED OPTIONS OUTSTANDING (0.0%)* Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
Barclays Bank PLC
Becton, Dickinson and Co. (Call)	Jan-24/$290.00	$4,886,995	$17,540	$187,337
UBS AG
Hertz Global Holdings, Inc. (Call)	Jun-24/25.00	1,774,356	105,303	52,143
Total purchased options outstanding (cost $210,540)				$239,480

SHORT-TERM INVESTMENTS (3.8%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 5.35% [d]	22,535,184	$22,535,184
Putnam Short Term Investment Fund Class P 5.39% L	43,737,620	43,737,620
Total short-term investments (cost $66,272,804)		$66,272,804

TOTAL INVESTMENTS
Total investments (cost $1,497,007,890)	$1,783,926,812

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
BKNT	Bank Note
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
ICE	Intercontinental Exchange
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Notes
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2022 through July 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,758,315,778.
†	This security is non-income-producing.

42 George Putnam Balanced Fund

#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $908,679 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,119,068 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 7/31/23 (aggregate face value $61,293,505)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	9/20/23	$5,438,428	$5,246,048	$(192,380)
	Canadian Dollar	Sell	10/18/23	226,146	224,733	(1,413)
Barclays Bank PLC
	British Pound	Sell	9/20/23	5,499,528	5,307,215	(192,313)
	Canadian Dollar	Sell	10/18/23	1,966,988	1,954,293	(12,695)
	Euro	Sell	9/20/23	3,824,023	3,762,222	(61,801)
Citibank, N.A.
	Canadian Dollar	Sell	10/18/23	5,847,141	5,810,999	(36,142)
Goldman Sachs International
	Canadian Dollar	Sell	10/18/23	3,111,456	3,092,264	(19,192)
	Euro	Sell	9/20/23	3,980,414	3,915,606	(64,808)
HSBC Bank USA, National Association
	Danish Krone	Sell	9/20/23	2,817,854	2,763,023	(54,831)
	Hong Kong Dollar	Sell	8/16/23	2,598,323	2,591,224	(7,099)
JPMorgan Chase Bank N.A.
	British Pound	Sell	9/20/23	1,614,533	1,557,673	(56,860)
	Canadian Dollar	Sell	10/18/23	5,542,805	5,555,543	12,738
	Singapore Dollar	Sell	8/16/23	2,381,119	2,376,478	(4,641)
Morgan Stanley & Co. International PLC
	Canadian Dollar	Sell	10/18/23	121,689	120,932	(757)

George Putnam Balanced Fund 43

FORWARD CURRENCY CONTRACTS at 7/31/23 (aggregate face value $61,293,505) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co.
	British Pound	Sell	9/20/23	$1,614,533	$1,557,836	$(56,697)
	Canadian Dollar	Sell	10/18/23	130,950	130,149	(801)
	Hong Kong Dollar	Sell	8/16/23	2,469,783	2,462,875	(6,908)
Toronto-Dominion Bank
	British Pound	Sell	9/20/23	2,616,653	2,524,511	(92,142)
UBS AG
	Canadian Dollar	Sell	10/18/23	3,015,426	2,996,896	(18,530)
	Euro	Sell	9/20/23	1,894,984	1,864,345	(30,639)
WestPac Banking Corp.
	British Pound	Sell	9/20/23	5,677,565	5,478,640	(198,925)
Unrealized appreciation						12,738
Unrealized (depreciation)						(1,109,574)
Total						$(1,096,836)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 7/31/23
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	56	$12,849,088	$12,920,600	Sep-23	$372,703
Unrealized appreciation					372,703
Unrealized (depreciation)					—
Total					$372,703

WRITTEN OPTIONS OUTSTANDING at 7/31/23 (premiums $109,650)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
Barclays Bank PLC
Becton, Dickinson and Co. (Call)	Jan-24/$300.00	$4,886,995	$17,540	$117,723
UBS AG
Hertz Global Holdings, Inc. (Call)	Jun-24/30.00	1,774,356	105,303	18,640
Total				$136,363

44 George Putnam Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$32,771,945	$—	$—
Capital goods	53,873,811	—	—
Communication services	18,365,710	—	—
Conglomerates	2,081,910	—	—
Consumer cyclicals	183,688,126	—	—
Consumer staples	66,760,333	—	—
Energy	54,200,873	—	—
Financials	109,149,590	4,800,621	—
Health care	149,187,062	—	—
Technology	355,381,722	—	—
Transportation	23,446,907	—	—
Utilities and power	34,002,577	—	—
Total common stocks	1,082,910,566	4,800,621	—
Corporate bonds and notes	—	236,978,234	—
Mortgage-backed securities	—	12,464,091	—
Municipal bonds and notes	—	955,089	—
Purchased options outstanding	—	239,480	—
U.S. government and agency mortgage obligations	—	123,986,032	—
U.S. treasury obligations	—	255,319,895	—
Short-term investments	—	66,272,804	—
Totals by level	$1,082,910,566	$701,016,246	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,096,836)	$—
Futures contracts	372,703	—	—
Written options outstanding	—	(136,363)	—
Totals by level	$372,703	$(1,233,199)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 45

Statement of assets and liabilities 7/31/23

ASSETS
Investment in securities, at value, including $22,000,897 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,430,735,086)	$1,717,654,008
Affiliated issuers (identified cost $66,272,804) (Notes 1 and 5)	66,272,804
Cash	108,931
Dividends, interest and other receivables	6,283,511
Receivable for shares of the fund sold	1,251,077
Receivable for investments sold	3,446,792
Receivable for variation margin on futures contracts (Note 1)	22,373
Unrealized appreciation on forward currency contracts (Note 1)	12,738
Prepaid assets	57,685
Total assets	1,795,109,919

LIABILITIES
Payable for investments purchased	4,494,830
Payable for purchases of TBA securities (Note 1)	4,634,610
Payable for shares of the fund repurchased	1,730,753
Payable for compensation of Manager (Note 2)	766,784
Payable for custodian fees (Note 2)	25,124
Payable for investor servicing fees (Note 2)	355,227
Payable for Trustee compensation and expenses (Note 2)	397,829
Payable for administrative services (Note 2)	2,828
Payable for distribution fees (Note 2)	386,873
Unrealized depreciation on forward currency contracts (Note 1)	1,109,574
Written options outstanding, at value (premiums $109,650) (Note 1)	136,363
Collateral on securities loaned, at value (Note 1)	22,535,184
Other accrued expenses	218,162
Total liabilities	36,794,141

Net assets	$1,758,315,778

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,508,516,574
Total distributable earnings (Note 1)	249,799,204
Total — Representing net assets applicable to capital shares outstanding	$1,758,315,778

(Continued on next page)

46 George Putnam Balanced Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,243,009,322 divided by 56,627,317 shares)	$21.95
Offering price per class A share (100/94.25 of $21.95)*	$23.29
Net asset value and offering price per class B share ($3,739,105 divided by 173,086 shares)**	$21.60
Net asset value and offering price per class C share ($105,791,267 divided by 4,883,218 shares)**	$21.66
Net asset value and redemption price per class M share ($51,524,720 divided by 2,392,369 shares)	$21.54
Offering price per class M share (100/96.50 of $21.54)*	$22.32
Net asset value, offering price and redemption price per class R share
($1,212,111 divided by 55,479 shares)	$21.85
Net asset value, offering price and redemption price per class R5 share†
($10,895 divided by 489 shares)	$22.29
Net asset value, offering price and redemption price per class R6 share
($93,043,562 divided by 4,215,039 shares)	$22.07
Net asset value, offering price and redemption price per class Y share
($259,984,796 divided by 11,781,019 shares)	$22.07

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 47

Statement of operations Year ended 7/31/23

INVESTMENT INCOME
Interest (including interest income of $1,882,305 from investments in affiliated issuers) (Note 5)	$20,694,105
Dividends (net of foreign tax of $115,041)	14,879,244
Securities lending (net of expenses) (Notes 1 and 5)	50,461
Total investment income	35,623,810

EXPENSES
Compensation of Manager (Note 2)	8,524,735
Investor servicing fees (Note 2)	2,156,649
Custodian fees (Note 2)	49,084
Trustee compensation and expenses (Note 2)	70,114
Distribution fees (Note 2)	4,376,079
Administrative services (Note 2)	53,184
Other	655,742
Total expenses	15,885,587
Expense reduction (Note 2)	(25,595)
Net expenses	15,859,992

Net investment income	19,763,818

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(34,758,174)
Foreign currency transactions (Note 1)	11,235
Forward currency contracts (Note 1)	1,576,765
Futures contracts (Note 1)	(1,433,369)
Total net realized loss	(34,603,543)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	137,231,427
Assets and liabilities in foreign currencies	(379)
Forward currency contracts	(2,087,277)
Futures contracts	372,703
Written options	(26,713)
Total change in net unrealized appreciation	135,489,761

Net gain on investments	100,886,218

Net increase in net assets resulting from operations	$120,650,036

The accompanying notes are an integral part of these financial statements.

48 George Putnam Balanced Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/23	Year ended 7/31/22
Operations
Net investment income	$19,763,818	$13,279,901
Net realized gain (loss) on investments
and foreign currency transactions	(34,603,543)	47,924,842
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	135,489,761	(217,029,051)
Net increase (decrease) in net assets resulting
from operations	120,650,036	(155,824,308)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(12,156,223)	(11,663,665)
Class B	(11,646)	(24,276)
Class C	(305,639)	(300,958)
Class M	(279,934)	(217,558)
Class R	(9,419)	(12,163)
Class R5	(122)	(228)
Class R6	(1,017,572)	(847,822)
Class Y	(2,976,679)	(3,249,483)
Net realized short-term gain on investments
Class A	—	(31,186,072)
Class B	—	(249,011)
Class C	—	(3,025,106)
Class M	—	(1,358,147)
Class R	—	(46,557)
Class R5	—	(479)
Class R6	—	(1,673,574)
Class Y	—	(6,877,015)
From capital gain on investments
Net realized long-term gain on investments
Class A	(22,865,402)	(60,809,448)
Class B	(111,368)	(485,545)
Class C	(2,094,991)	(5,898,628)
Class M	(964,956)	(2,648,238)
Class R	(21,846)	(90,782)
Class R5	(190)	(934)
Class R6	(1,360,881)	(3,263,286)
Class Y	(4,635,978)	(13,409,433)
Increase (decrease) from capital share transactions (Note 4)	(35,940,821)	84,980,267
Total increase (decrease) in net assets	35,896,369	(218,182,449)

NET ASSETS
Beginning of year	1,722,419,409	1,940,601,858
End of year	$1,758,315,778	$1,722,419,409

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 49

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%) [d]
Class A
July 31, 2023	$21.02	.25	1.29	1.54	(.21)	(.40)	(.61)	$21.95	7.66	$1,243,009.96		1.22	47
July 31, 2022	24.62	.17	(1.93)	(1.76)	(.20)	(1.64)	(1.84)	21.02	(7.87)	1,225,429.94		.73	66
July 31, 2021	21.68	.16	4.19	4.35	(.16)	(1.25)	(1.41)	24.62	20.84	1,383,459.94		.68	93
July 31, 2020	20.63	.25	2.13	2.38	(. 52)	(.81)	(1.33)	21.68	12.04	1,147,249.97		1.23	97
July 31, 2019	20.62	.28	1.37	1.65	(.28)	(1.36)	(1.64)	20.63	8.86	1,041,441.98		1.44	143
Class B
July 31, 2023	$20.68	.09	1.28	1.37	(.05)	(.40)	(.45)	$21.60	6.86	$3,739	1.71	.46	47
July 31, 2022	24.27	(.01)	(1.89)	(1.90)	(.05)	(1.64)	(1.69)	20.68	(8.56)	7,078	1.69	(.04)	66
July 31, 2021	21.41	(.01)	4.12	4.11	—[e]	(1.25)	(1.25)	24.27	19.89	11,732	1.69	(.06)	93
July 31, 2020	20.38	.10	2.11	2.21	(.37)	(.81)	(1.18)	21.41	11.23	13,533	1.72	.49	97
July 31, 2019	20.39	.14	1.34	1.48	(.13)	(1.36)	(1.49)	20.38	8.02	14,844	1.73	.70	143
Class C
July 31, 2023	$20.75	.09	1.28	1.37	(.06)	(.40)	(.46)	$21.66	6.84	$105,791	1.71	.47	47
July 31, 2022	24.35	(.01)	(1.89)	(1.90)	(.06)	(1.64)	(1.70)	20.75	(8.57)	115,907	1.69	(.02)	66
July 31, 2021	21.48	(.02)	4.15	4.13	(.01)	(1.25)	(1.26)	24.35	19.90	128,300	1.69	(.07)	93
July 31, 2020	20.46	.09	2.12	2.21	(.38)	(.81)	(1.19)	21.48	11.20	86,199	1.72	.47	97
July 31, 2019	20.47	.13	1.36	1.49	(.14)	(1.36)	(1.50)	20.46	8.06	61,417	1.73	.68	143
Class M
July 31, 2023	$20.63	.14	1.29	1.43	(.12)	(.40)	(.52)	$21.54	7.18	$51,525	1.46	.72	47
July 31, 2022	24.20	.05	(1.89)	(1.84)	(.09)	(1.64)	(1.73)	20.63	(8.36)	50,466	1.44	.22	66
July 31, 2021	21.34	.04	4.12	4.16	(.05)	(1.25)	(1.30)	24.20	20.20	59,887	1.44	.19	93
July 31, 2020	20.32	.15	2.09	2.24	(.41)	(.81)	(1.22)	21.34	11.46	54,871	1.47	.75	97
July 31, 2019	20.33	.18	1.35	1.53	(.18)	(1.36)	(1.54)	20.32	8.34	65,488	1.48	.94	143
Class R
July 31, 2023	$20.92	.20	1.29	1.49	(.16)	(.40)	(.56)	$21.85	7.40	$1,212	1.21	.96	47
July 31, 2022	24.51	.11	(1.92)	(1.81)	(.14)	(1.64)	(1.78)	20.92	(8.10)	1,795	1.19	.47	66
July 31, 2021	21.60	.10	4.16	4.26	(.10)	(1.25)	(1.35)	24.51	20.50	2,001	1.19	.43	93
July 31, 2020	20.56	.20	2.12	2.32	(.47)	(.81)	(1.28)	21.60	11.76	1,113	1.22	.98	97
July 31, 2019	20.56	.23	1.36	1.59	(.23)	(1.36)	(1.59)	20.56	8.58	999	1.23	1.19	143
Class R5
July 31, 2023	$21.31	.27	1.36	1.63	(.25)	(.40)	(.65)	$22.29	8.01	$11.72		1.26	47
July 31, 2022	24.94	.20	(1.93)	(1.73)	(.26)	(1.64)	(1.90)	21.31	(7.68)	20.71		.86	66
July 31, 2021	21.89	.21	4.24	4.45	(.15)	(1.25)	(1.40)	24.94	21.11	21.71		.92	93
July 31, 2020	20.82	.29	2.17	2.46	(. 58)	(.81)	(1.39)	21.89	12.33	223.72		1.41	97
July 31, 2019	20.79	.32	1.40	1.72	(.33)	(1.36)	(1.69)	20.82	9.17	16.72		1.56	143

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

50 George Putnam Balanced Fund	George Putnam Balanced Fund 51

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
July 31, 2023	$21.13	.32	1.30	1.62	(.28)	(.40)	(.68)	$22.07	8.03	$93,044.62		1.56	47
July 31, 2022	24.75	.24	(1.94)	(1.70)	(.28)	(1.64)	(1.92)	21.13	(7.60)	65,091.61		1.05	66
July 31, 2021	21.79	.23	4.21	4.44	(.23)	(1.25)	(1.48)	24.75	21.22	69,239.61		1.01	93
July 31, 2020	20.73	.32	2.15	2.47	(.60)	(.81)	(1.41)	21.79	12.42	46,529.62		1.56	97
July 31, 2019	20.71	.36	1.37	1.73	(.35)	(1.36)	(1.71)	20.73	9.27	29,859.62		1.80	143
Class Y
July 31, 2023	$21.12	.30	1.31	1.61	(.26)	(.40)	(.66)	$22.07	7.98	$259,985.71		1.47	47
July 31, 2022	24.74	.22	(1.94)	(1.72)	(.26)	(1.64)	(1.90)	21.12	(7.68)	256,633.69		.97	66
July 31, 2021	21.78	.21	4.21	4.42	(.21)	(1.25)	(1.46)	24.74	21.13	285,962.69		.93	93
July 31, 2020	20.72	.30	2.15	2.45	(. 58)	(.81)	(1.39)	21.78	12.32	192,044.72		1.45	97
July 31, 2019	20.70	.33	1.38	1.71	(.33)	(1.36)	(1.69)	20.72	9.15	104,828.73		1.68	143

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sales transactions.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

52 George Putnam Balanced Fund	George Putnam Balanced Fund 53

Notes to financial statements 7/31/23

Unless otherwise noted, the “reporting period” represents the period from August 1, 2022 through July 31, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
OTC	over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam Management

George Putnam Balanced Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class M†	Up to 3.50%	None	None
Class R†	None	None	None
Class R5†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

54 George Putnam Balanced Fund

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the fund, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market

George Putnam Balanced Fund 55

activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

56 George Putnam Balanced Fund

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash and for hedging treasury term structure risk and yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

George Putnam Balanced Fund 57

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $993,719 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $1,119,068 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $22,535,184 and the value of securities loaned amounted to $22,000,897.

58 George Putnam Balanced Fund

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Prior to May 2, 2023, the fund participated, along with other Putnam funds, in a $100 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$9,248,634	$21,057,218	$30,305,852

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,471,468 to increase undistributed net investment income, $96,548 to decrease paid-in capital and $1,374,920 to increase accumulated net realized loss.

George Putnam Balanced Fund 59

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$382,105,479
Unrealized depreciation	(107,112,571)
Net unrealized appreciation	274,992,908
Undistributed ordinary income	5,112,533
Capital loss carryforward	30,305,852
Cost for federal income tax purposes	$1,508,073,408

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.521% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed-income portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

60 George Putnam Balanced Fund

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,583,673	Class R	1,664
Class B	6,779	Class R5	16
Class C	140,792	Class R6	37,385
Class M	65,911	Class Y	320,429
		Total	$2,156,649

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $25,595 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,464, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$2,918,503
Class B	1.00%	1.00%	49,836
Class C	1.00%	1.00%	1,037,285
Class M	1.00%	0.75%	364,316
Class R	1.00%	0.50%	6,139
Total			$4,376,079

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $126,740 and no monies from the sale of class A and class M shares, respectively, and received $49 and $824 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $124 on class A redemptions.

George Putnam Balanced Fund 61

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$669,761,285	$761,634,413
U.S. government securities (Long-term)	91,246,382	76,411,649
Total	$761,007,667	$838,046,062

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 7/31/23		YEAR ENDED 7/31/22
Class A	Shares	Amount	Shares	Amount
Shares sold	3,643,914	$73,616,241	4,801,580	$111,126,092
Shares issued in connection with
reinvestment of distributions	1,681,911	33,457,697	4,236,158	98,997,950
	5,325,825	107,073,938	9,037,738	210,124,042
Shares repurchased	(7,008,046)	(141,433,440)	(6,917,445)	(155,961,978)
Net increase (decrease)	(1,682,221)	$(34,359,502)	2,120,293	$54,162,064

	YEAR ENDED 7/31/23		YEAR ENDED 7/31/22
Class B	Shares	Amount	Shares	Amount
Shares sold	8,680	$171,019	24,499	$567,900
Shares issued in connection with
reinvestment of distributions	6,144	119,732	31,883	736,812
	14,824	290,751	56,382	1,304,712
Shares repurchased	(184,043)	(3,683,126)	(197,432)	(4,367,146)
Net decrease	(169,219)	$(3,392,375)	(141,050)	$(3,062,434)

	YEAR ENDED 7/31/23		YEAR ENDED 7/31/22
Class C	Shares	Amount	Shares	Amount
Shares sold	690,035	$13,835,889	1,430,249	$32,810,526
Shares issued in connection with
reinvestment of distributions	122,494	2,397,343	397,085	9,211,540
	812,529	16,233,232	1,827,334	42,022,066
Shares repurchased	(1,515,858)	(30,081,058)	(1,509,560)	(33,433,169)
Net increase (decrease)	(703,329)	$(13,847,826)	317,774	$8,588,897

62 George Putnam Balanced Fund

	YEAR ENDED 7/31/23		YEAR ENDED 7/31/22
Class M	Shares	Amount	Shares	Amount
Shares sold	183,891	$3,647,172	203,523	$4,599,997
Shares issued in connection with
reinvestment of distributions	63,876	1,244,890	183,505	4,223,800
	247,767	4,892,062	387,028	8,823,797
Shares repurchased	(301,145)	(5,999,997)	(415,491)	(9,190,288)
Net decrease	(53,378)	$(1,107,935)	(28,463)	$(366,491)

	YEAR ENDED 7/31/23		YEAR ENDED 7/31/22
Class R	Shares	Amount	Shares	Amount
Shares sold	9,950	$194,466	12,808	$294,570
Shares issued in connection with
reinvestment of distributions	1,574	31,165	6,416	149,498
	11,524	225,631	19,224	444,068
Shares repurchased	(41,886)	(805,087)	(15,021)	(336,076)
Net increase (decrease)	(30,362)	$(579,456)	4,203	$107,992

	YEAR ENDED 7/31/23		YEAR ENDED 7/31/22
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	15	312	69	1,641
	15	312	69	1,641
Shares repurchased	(457)	(10,000)	—	—
Net increase (decrease)	(442)	$(9,688)	69	$1,641

	YEAR ENDED 7/31/23		YEAR ENDED 7/31/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	2,058,263	$42,025,367	1,020,489	$23,482,835
Shares issued in connection with
reinvestment of distributions	118,759	2,378,436	246,609	5,784,503
	2,177,022	44,403,803	1,267,098	29,267,338
Shares repurchased	(1,042,361)	(21,065,954)	(984,500)	(22,080,833)
Net increase	1,134,661	$23,337,849	282,598	$7,186,505

	YEAR ENDED 7/31/23		YEAR ENDED 7/31/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	4,141,871	$85,602,779	4,099,049	$95,377,912
Shares issued in connection with
reinvestment of distributions	379,570	7,592,887	1,001,255	23,482,467
	4,521,441	93,195,666	5,100,304	118,860,379
Shares repurchased	(4,889,836)	(99,177,554)	(4,510,332)	(100,498,286)
Net increase (decrease)	(368,395)	$(5,981,888)	589,972	$18,362,093

At the close of the reporting period, Putnam Investments, LLC owned 489 class R5 shares of the fund (100% of class R5 shares outstanding), valued at $10,895.

George Putnam Balanced Fund 63

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/22	cost	proceeds	income	of 7/31/23
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$17,251,575	$172,289,774	$167,006,165	$694,969	$22,535,184
Putnam Short Term
Investment Fund**	33,250,005	289,251,957	278,764,342	1,882,305	43,737,620
Total Short-term
investments	$50,501,580	$461,541,731	$445,770,507	$2,577,274	$66,272,804

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

64 George Putnam Balanced Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$32,000
Written equity option contracts (contract amount)	$32,000
Futures contracts (number of contracts)	30
Forward currency contracts (contract amount)	$65,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Investments, Receivables	$12,738	Payables	$1,109,574
			Payables, Net assets —
Equity contracts	Investments, Receivables	612,183*	Unrealized depreciation	136,363
Total		$624,921		$1,245,937

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$1,576,765	$1,576,765
Equity contracts	(1,433,369)	—	$(1,433,369)
Total	$(1,433,369)	$1,576,765	$143,396

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Total
Foreign exchange
contracts	$—	$—	$(2,087,277)	$(2,087,277)
Equity contracts	2,227	372,703	—	$374,930
Total	$2,227	$372,703	$(2,087,277)	$(1,712,347)

George Putnam Balanced Fund 65

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	BofA Securities, Inc.	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	State Street Bank and Trust Co.	Toronto-Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$22,373	$—	$—	$—	$—	$—	$—	$—	$—	$—	$22,373
Forward currency contracts#	—	—	—	—	—	—	12,738	—	—	—	—	—	12,738
Purchased options**#	—	187,337	—	—	—	—	—	—	—	—	52,143	—	239,480
Total Assets	$—	$187,337	$22,373	$—	$—	$—	$12,738	$—	$—	$—	$52,143	$—	$274,591
Liabilities:
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	193,793	266,809	—	36,142	84,000	61,930	61,501	757	64,406	92,142	49,169	198,925	1,109,574
Written options#	—	117,723	—	—	—	—	—	—	—	—	18,640	—	136,363
Total Liabilities	$193,793	$384,532	$—	$36,142	$84,000	$61,930	$61,501	$757	$64,406	$92,142	$67,809	$198,925	$1,245,937
Total Financial and Derivative Net Assets	$(193,793)	$(197,195)	$22,373	$(36,142)	$(84,000)	$(61,930)	$(48,763)	$(757)	$(64,406)	$(92,142)	$(15,666)	$(198,925)	$(971,346)
Total collateral received (pledged)†##	$(193,793)	$(197,195)	$—	$(36,142)	$(84,000)	$(61,930)	$(48,763)	$—	$—	$(92,142)	$—	$—
Net amount	$—	$—	$22,373	$—	$—	$—	$—	$(757)	$(64,406)	$—	$(15,666)	$(198,925)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(241,496)	$(300,437)	$—	$(112,971)	$(111,334)	$(117,064)	$(124,432)	$—	$—	$(111,334)	$—	$—	$(1,119,068)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $908,679.

66 George Putnam Balanced Fund	George Putnam Balanced Fund 67

Note 9: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), including your fund, would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings currently expected to occur in October 2023. Proxy solicitation materials related to these meetings have been made available to shareholders that held shares of the fund at the close of business on July 24, 2023.

68 George Putnam Balanced Fund

Federal tax information (Unaudited)

The fund designated 63.87% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 72.17%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $12,301,756 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

Shareholder meeting results (Unaudited)

September 8, 2022 special meeting

A proposal to change an amendment to fund’s fundamental investment policy regarding the acquisition of voting securities of any issuer, was approved on September 8, 2022 as follows:

Votes for	Votes against	Abstentions	Broker non-votes
35,670,237	1,255,638	2,527,599	12,842,651

All tabulations are rounded to the nearest whole number.

George Putnam Balanced Fund 69

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment advisor, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; previously a Board Member of Catholic Charities of St. Paul and Minneapolis; Director of the Catholic Community Foundation of Minnesota; and Investment Advisory Board Member of the University of Minnesota.

70 George Putnam Balanced Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of July 31, 2023, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

George Putnam Balanced Fund 71

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

72 George Putnam Balanced Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President and	Assistant Clerk, and
and Trust Company	Chief Compliance Officer	Assistant Treasurer

Legal Counsel	Michael J. Higgins	Janet C. Smith
Ropes & Gray LLP	Vice President, Treasurer,	Vice President,
	and Clerk	Principal Financial Officer,
Independent Registered		Principal Accounting Officer,
Public Accounting Firm	Jonathan S. Horwitz	and Assistant Treasurer
PricewaterhouseCoopers LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2023	$96,471	$ —	$13,844	$ —
July 31, 2022	$88,193	$ —	$13,441	$ —

For the fiscal years ended July 31, 2023 and July 31, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $255,587 and $342,392 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2023	$ —	$241,743	$ —	$ —
July 31, 2022	$ —	$328,951	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

George Putnam Balanced Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 25, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 25, 2023